EXHIBIT 99.1

Amtech Systems, Inc. Appoints New Member to Board of Directors

TEMPE, Ariz., August 12, 2021 -- Amtech Systems, Inc. (NASDAQ: ASYS), a manufacturer of capital equipment, including thermal processing and wafer polishing, and related consumables used in fabricating semiconductor devices, such as silicon carbide (SiC) and silicon power devices, analog and discrete devices, electronic assemblies and light-emitting diodes (LEDs), today announced the appointment of Robert C. Daigle to its Board of Directors.

Mr. Daigle is Senior Vice President and Chief Technology Officer of Rogers Corporation where he has served in a number of roles in his 30-year tenure. While at Rogers, Mr. Daigle built and led the High Frequency Circuit Materials business and the Power Electronics Solutions business. Mr. Daigle holds a B.S in Chemical Engineering and Materials Engineering from the University Connecticut and an M.B.A. from Rensselaer Polytechnic Institute.

Mr. J.S. Whang, Chairman of the Board of Amtech, commented, “We are delighted to welcome Robert Daigle to our Board. His knowledge in power semiconductors and materials and substrates greatly complements Amtech’s growth strategy. His strategic business skills and experiences including the executive duties in several Asian countries will be a tremendous asset to our board and to our company.”

Amtech’s Board of Directors is now comprised of seven members, including four independent directors.

About Amtech Systems, Inc.

Amtech Systems, Inc. is a leading, global manufacturer of capital equipment, including thermal processing and wafer polishing, and related consumables used in fabricating semiconductor devices, such as silicon carbide (SiC) and silicon power devices, analog and discrete devices, electronic assemblies and light-emitting diodes (LEDs). We sell these products to semiconductor device and module manufacturers worldwide, particularly in Asia, North America and Europe.  Our strategic focus is on semiconductor growth opportunities in power electronics, sensors and analog devices leveraging our strength in our core competencies in thermal and substrate processing. We are a market leader in the high-end power chip market (SiC substrates, 300mm horizontal thermal reactor, and electronic assemblies used in power, RF, and other advanced applications), developing and supplying essential equipment and consumables used in the semiconductor industry. Amtech's products are recognized under the leading brand names BTU International, Bruce Technologies™, PR Hoffman™ and Intersurface Dynamics, Inc.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this press release is forward-looking in nature. All statements in this press release, or made by management of Amtech Systems, Inc. and its subsidiaries ("Amtech"), other than statements of historical fact, are hereby identified as "forward-looking statements" (as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this press release relate only to events or information as of the date on which the statements are made in this press release.  Examples of forward-looking statements include statements regarding Amtech's future financial results, operating results, business strategies, projected costs, products under development, competitive positions, plans and objectives of Amtech and its management for future operations, efforts to improve operational efficiencies and effectiveness and profitably grow our revenue, and enhancements to our technologies and expansion of our product portfolio. In some cases, forward-looking statements can be identified by terminology such as "may," "plan," "anticipate," "seek," "will," "expect," "intend," "estimate," "believe," "continue," "predict," "potential," "project," "should," "would," "could", "likely," "future," "target," "forecast," "goal," "observe," and "strategy" or the negative of these terms or other comparable terminology used in this press release or by our management, which are intended to identify such forward-looking statements.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. The Form 10-K that Amtech filed with the Securities and Exchange Commission (the "SEC") for the year-ended September 30, 2020, listed various important factors that could affect the Company's future operating results and financial condition and could cause actual results to differ materially from historical results and expectations based on forward-looking statements made in this document or elsewhere by Amtech or on its behalf.  These factors can be found under the heading "Risk Factors" in the Form 10-K and investors should refer to them.  Because it is not possible to predict or identify all such factors, any such list cannot be considered a complete set of all potential risks or uncertainties.  Except as required by law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:
Amtech Systems, Inc.
Lisa D. Gibbs
Chief Financial Officer
(480) 360-3756
irelations@amtechsystems.com
Sapphire Investor Relations, LLC Erica Mannion and Mike Funari (617) 542-6180 irelations@amtechsystems.com